AMENDMENT AGREEMENT No. 7 AND WAIVER

     AMENDMENT AGREEMENT No. 7 AND WAIVER dated as of December 31, 1999 among FINLAY ENTERPRISES, INC., a Delaware corporation (the "Parent"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Company"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent"), for the Lenders.

                             W I T N E S S E T H :

     WHEREAS, the Parent, the Company, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 11, 1997 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement");

     WHEREAS, Societe Nouvelle d'Achat de Bijouterie - S.O.N.A.B., an indirect wholly-owned subsidiary of the Company ("Sonab"), proposes to sell certain of its assets (the "Asset Sale") to Histoire d'Or and a wholly-owned subsidiary thereof (collectively, the "Buyer") pursuant to an Asset Purchase Agreement dated as of December 23, 1999 between Sonab and Buyer and the ancillary documents related thereto (the "Asset Purchase Agreement"); and

     WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend or waive compliance with certain provisions of the Credit Agreement in connection with the Asset Sale; and

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Waivers to the Credit Agreement. Upon the Effective Date (as defined below):

     (a) Compliance by the Parent and the Company with the provisions of Section
9.4 is hereby waived in connection with the Asset Sale solely to allow for (i) the escrow arrangements with respect to 80% of the Inventory Price (as defined in the Asset Purchase Agreement) (excluding 1% of the adjusted book value of the Inventory (as defined in the Asset Purchase Agreement)) and the entirety of the Nice Store Business Price (as defined in the Asset Purchase Agreement), and (ii) the deferred payment of 20% of the Inventory Price (as defined in the Asset Purchase Agreement), or the remaining

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balance  thereof,  on December  31, 2000 (50% of which shall be paid to Sonab on such date and 50% to be subject to escrow for an additional one year period).

     (b) Compliance by the Parent and the Company with the provisions of Section
9.5 of the Credit Agreement is hereby waived solely to allow for the sale of assets pursuant to the Asset Purchase Agreement and the winding up of the operations of Sonab.

     3. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows upon the Effective Date (as defined below):

     (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical sequence:


          "Buyer" shall mean Histoire d'Or and a wholly-owned subsidiary thereof, the buyers under the SONAB Asset Purchase Agreement.

          "SONAB Asset Purchase Agreement" shall mean the Asset Purchase Agreement dated as of December 23, 1999 between Sonab, as seller, and Histoire d'Or and a wholly-owned subsidiary thereof, as buyers, and the ancillary documents related thereto.

     (b) The definition of "EBITDA" contained in Section 1.1 of the Credit Agreement is hereby amended by adding to clause (ii) thereof the following: "(D) the gross amount of the write-off associated with the sale of assets by Sonab to Buyer, the liquidation of the balance of the net assets of Sonab and the closure of the Sonab operation, to a maximum of $27 million."; and by adding to clause
(iii) thereof the words "and (D)" after the words "clause (C)".

     (c) The definition of "Fixed Charge  Coverage  Ratio"  contained in Section
1.1 of the Credit Agreement is hereby amended by adding to clause (a)(i)(x) thereof after the words "Tax Allocation Agreement" the following: ", adjusted upward to negate the tax benefit resulting from the write-off associated with the sale of assets by Sonab to Buyer, the liquidation of the balance of the net assets of Sonab and the closure of the Sonab operation.".

     (d) Section 2.5(c) of the Credit Agreement is hereby deleted in its entirety.

     (e) Section 7(b) of the Credit Agreement is hereby replaced in its entirety with the following:


          "(b) From and after the Closing Date, proceeds of Revolving Advances to the Company shall be used (i) for the working capital and general corporate purposes (including, without limitation, for the purpose of opening and maintaining not more than twenty-two factory outlet stores operated by the Company to the extent set forth in Section 9.1 and 9.24 hereof) of the Company and its Subsidiaries to the extent such purposes are permitted hereunder and
(ii) to repurchase Senior Notes to the extent such purchases are permitted hereunder."

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

     (f) Sections 7(d) and 7(e) of the Credit Agreement are hereby deleted in their entirety.

     (g) The last sentence of Section 8.1(p) of the Credit Agreement is hereby deleted in its entirety.

     (h) Section 8.24 of the Credit Agreement is hereby deleted in its entirety.

     (i) Section 8.25 of the Credit Agreement is hereby deleted in its entirety.

     (j) Sections 9.3(e)(ii) and (q) of the Credit Agreement are hereby deleted in their entirety.

     (k) Section 9.9 of the Credit Agreement is hereby amended by adding to the end thereof the following sentence: "In addition to the foregoing, Sonab shall be permitted to make severance and incentive payments to Bernard Gelbfarb and Olivier DeBost in connection with the termination of the Sonab operation.".

     (l) The proviso in the last sentence of Section 9.14 of the Credit Agreement is hereby replaced in its entirety with the following: "provided, however, that the sole business of Sonab shall be to provide transition services to the Buyer prior to the winding up of Sonab's operations.".

     (m) Section 9.23 of the Credit Agreement is hereby deleted in its entirety.

     (n) Section 9.25 of the Credit Agreement is hereby deleted in its entirety.

     (o) Section 11.1(d) of the Credit Agreement is hereby amended by adding to the end thereof the following sentence: "The only business that Sonab engages in is to provide transition services to the Buyer prior to the winding up of Sonab's operations.".

     4. Release of Security Interest. The Lenders hereby authorize the Agent to release its security interest in the assets that are contemplated to be sold by Sonab to Buyer pursuant to the Asset Purchase Agreement.

     5. Representations and Warranties. Each of the Parent and the Company represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

     (a) Each of the Parent and the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (b) This Amendment has been duly executed and delivered by the Parent and the Company and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the Company, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment, other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

     (d) After giving effect to this Amendment, each of the Company and the Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

     (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

     (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     6. Effective Date. The amendments to the Credit Agreement contained herein shall not become effective (the "Effective Date") until (i) this Amendment has been duly executed and delivered by the Company, the Parent and the Majority Lenders and (ii) the acknowledgement attached hereto shall have been executed and delivered by each of the Subsidiaries.

     7. Expenses. The Company agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     8. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Each of the Company and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

     9. Gold Consignment Agreement. The Lenders hereby consent to the execution and delivery by the Company of an amendment to the Gold Consignment Agreement consistent with the terms of this Amendment.

     10. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment

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

by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

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

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.


                                        FINLAY ENTERPRISES, INC.

                                        By: /s/ Bruce Zurlnick
                                            -----------------------------------
                                            Name:  Bruce Zurlnick
                                            Title: Senior Vice President and
                                            Chief Financial Officer


                                        FINLAY FINE JEWELRY CORPORATION
                                        By: /s/ Bruce Zurlnick
                                            -----------------------------------
                                            Name:  Bruce Zurlnick
                                            Title: Senior Vice President and
                                            Chief Financial Officer


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        Individually and as Agent

                                        By: /s/ James F. Hogan
                                            -----------------------------------
                                            Name:  James F. Hogan
                                            Title: Duly Authorized Signatory


                                        FLEET PRECIOUS METALS, INC.

                                        By: /s/ John M. Regan
                                            -----------------------------------
                                            Name:  John M. Regan
                                            Title: Vice President

                                        By: /s/ Stephen F. O'Sullivan
                                            -----------------------------------
                                            Name:  Stephen F. O'Sullivan
                                            Title: Vice President


                                        THE CHASE MANHATTAN BANK

                                        By: /s/Irene B. Spector
                                            -----------------------------------
                                            Name:    Irene B. Spector
                                            Title:   Vice President

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By: /s/ Elizabeth Fischer
                                            -----------------------------------
                                            Name:  Elizabeth Fischer
                                            Title:    Authorized Signatory


                                        ABN AMRO BANK N.V.


                                        By: /s/ Jeffrey Sarfaty
                                            -----------------------------------
                                            Name:  Jeffrey Sarfaty
                                            Title: Vice President

                                        By: /s/ Anna Martin
                                            -----------------------------------
                                            Name:  Anna Martin
                                            Title: Senior Vice President


                                        BANK LEUMI

                                        By: /s/ David Selove
                                            -----------------------------------
                                            Name:  David Selove
                                            Title: Vice President


                                        By:  /s/ Jeff E. Pfeffer
                                            -----------------------------------
                                            Name:  Jeff E. Pfeffer
                                            Title: Senior Vice President


                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION

                                        By: /s/ Michael S. Burns
                                            -----------------------------------
                                            Name:  Michael S. Burns
                                            Title: Senior Vice President

Each of the Guarantors, by signing below, confirms in favor of the Agent and the Lenders that it consents to the terms and conditions of the foregoing Amendment No. 7 to the Amended and Restated Credit Agreement and agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under its respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.

FINLAY JEWELRY, INC.


By: /s/ Bruce Zurlnick
    -------------------------------------
    Name:  Bruce Zurlnick
    Title: Senior Vice President and Chief Financial Officer


SONAB HOLDINGS, INC.


By: /s/ Bruce Zurlnick
    -------------------------------------
    Name:  Bruce Zurlnick
    Title: Senior Vice President and Chief Financial Officer


SONAB INTERNATIONAL, INC.


By:  /s/ Bruce Zurlnick
    -------------------------------------
    Name:  Bruce Zurlnick
    Title: Senior Vice President and Chief Financial Officer


SOCIETE NOUVELLE D'ACHAT DE BIJOUTERIE - S.O.N.A.B.


By:  /s/ Bruce Zurlnick
    -------------------------------------
    Name:  Bruce Zurlnick
    Title: Attorney-in-fact


FINLAY MERCHANDISING & BUYING, INC.


By:  /s/ Bruce Zurlnick
    -------------------------------------
    Name:  Bruce Zurlnick
    Title: Senior Vice President and Chief Financial Officer